Note 12 - Debt	12 Months Ended
Jan. 31, 2016
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

Note 12 - Debt

As of January 31, 2016, all amounts previously borrowed under the revolving debt facility have been repaid and the balance of the $77.0 million facility remains available for use. We are in compliance with the covenants of the revolving debt facility as of January 31, 2016. On May 28 2014, we amended our revolving debt facility, increasing the borrowing limit from $50.0 million to $77.0 million and renewing the agreement for a five year term. The amended facility is comprised of a $75.0 million revolving facility, with drawn amounts to be repaid in equal quarterly installments over a period of five years from the advance date, and a $2.0 million revolving facility, with no fixed repayment date on drawn amounts prior to the end of the term. Borrowings under the credit agreement are secured by a first charge over substantially all of our assets. Depending on the type of advance under the available facilities, interest will be charged on advances at a rate of either i) Canada prime rate or US base rate plus 0% to 1.5%; or ii) LIBOR plus 1.5% to 3%. Undrawn amounts are charged a standby fee of between 0.3% and 0.5%. Interest is payable monthly in arrears under both facilities. Standby fees are payable quarterly in arrears. The revolving debt facility contains certain customary representations, warranties and guarantees, and covenants.

On March 2, 2016, Descartes amended its $77.0 million revolving debt facility with a new senior secured credit facility (“Credit Facility”). The Credit Facility consists of a $150.0 million revolving operating credit facility to be available for general corporate purposes including the financing of ongoing working capital needs and acquisitions. The Credit Facility also provides for an additional $7.5 million available to support foreign exchange and interest rate hedging. The Credit Facility has a five year maturity with no fixed repayment dates prior to the end of the five year term. Borrowings under the facility are secured by a first charge over substantially all of Descartes’ assets. Depending on the type of advance, interest rates under the revolving operating credit facility are based on the Canada or US prime rate, Bankers’ Acceptance (BA) or London Interbank Offered Rate (LIBOR) plus an additional 0 to 200 basis points based on the ratio of net debt to adjusted earnings before interest, taxes, depreciation and amortization, as defined in the credit agreement. A standby fee of between 20 to 28 basis points will be charged on all undrawn amounts. The Credit Facility contains certain customary representations, warranties and guarantees, and covenants.

As at January 31, 2016, we have outstanding letters of credit of approximately $0.3 million primarily related to our leased premises ($0.4 million as at January 31, 2015) which are not related to the debt facility or Credit facility.